United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 1998


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


         Bermuda                          1-4668                    NONE
State or other jurisdiction            (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA             NONE
      (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

         On June 29, 1998, Coastal Petroleum Company said the U.S. Supreme Court has declined to review a Florida appellate court ruling against the Company in its royalty interest claim against the State.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)   Exhibits

                (99)   Additional Exhibits

                       (a)  Press release of the registrant dated June 29, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                       (Registrant)



                                         By /s/ Benjamin W. Heath
                                                Benjamin W. Heath
                                                President

Date:  June 29, 1998